INVESCO INTERNATIONAL GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                 1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 36,276
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    225
           Class C                            $  1,529
           Class R                            $  1,246
           Class Y                            $ 51,260
           Class R5                           $ 31,180
           Class R6                           $  6,352

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.4596
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.2647
           Class C                            $ 0.2647
           Class R                            $ 0.3937
           Class Y                            $ 0.5311
           Class R5                           $ 0.5549
           Class R6                           $ 0.5750

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              86,006
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 731
           Class C                               6,568
           Class R                               3,577
           Class Y                             104,463
           Class R5                             54,926
           Class R6                             18,928

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  34.54
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  31.75
           Class C                            $  31.79
           Class R                            $  34.14
           Class Y                            $  34.64
           Class R5                           $  35.09
           Class R6                           $  35.08

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                 3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 3,017
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    --
           Class C                            $    --
           Class Y                            $   146
           Class R5                           $   123

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1177
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $    --
           Class C                            $    --
           Class Y                            $0.1722
           Class R5                           $0.2026

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             28,182
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                583
           Class C                              1,832
           Class Y                                986
           Class R5                               762

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 19.73
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 16.52
           Class C                            $ 16.54
           Class Y                            $ 19.77
           Class R5                           $ 19.63

INVESCO GLOBAL GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                 5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 1,811
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    --
           Class C                            $    --
           Class Y                            $    35
           Class R5                           $    11
           Class R6                           $    --

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1815
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $    --
           Class C                            $    --
           Class Y                            $0.2482
           Class R5                           $0.3133
           Class R6                           $0.3134

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             10,782
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                167
           Class C                                954
           Class Y                                224
           Class R5                                 1
           Class R6                                39

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 30.32
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 28.11
           Class C                            $ 28.12
           Class Y                            $ 30.38
           Class R5                           $ 30.20
           Class R6                           $ 30.19

INVESCO ASIA PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                 9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $ 6,939
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $    81
           Class C                          $   555
           Class Y                          $ 3,930

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $0.4171
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $0.1815
           Class C                          $0.1815
           Class Y                          $0.4970

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                           17,483
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                              343
           Class C                            3,213
           Class Y                           13,596

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $ 33.19
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $ 30.96
           Class C                          $ 30.77
           Class Y                          $ 33.27

INVESCO EUROPEAN GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                10


72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 9,317
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $    98
           Class C                                $ 1,094
           Class R                                $   253
           Class Y                                $16,031
           Investor Class                         $ 3,213

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.6854
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.4196
           Class C                                $0.4196
           Class R                                $0.5953
           Class Y                                $0.7908
           Investor Class                         $0.6991

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 14,989
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    179
           Class C                                  2,955
           Class R                                    432
           Class Y                                 17,117
           Investor Class                           4,778

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 37.43
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 34.94
           Class C                                $ 34.97
           Class R                                $ 37.29
           Class Y                                $ 37.49
           Investor Class                         $ 37.33

INVESCO INTERNATIONAL CORE EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                11


72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $   368
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $     3
           Class C                                $    24
           Class R                                $    12
           Class Y                                $    15
           Investor Class                         $   116
           Class R5                               $    46
           Class R6                               $   818

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.1058
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.0254
           Class C                                $0.0254
           Class R                                $0.0790
           Class Y                                $0.1317
           Investor Class                         $0.1058
           Class R5                               $0.1653
           Class R6                               $0.1663

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                  3,822
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    110
           Class C                                  1,060
           Class R                                    163
           Class Y                                    303
           Investor Class                           1,122
           Class R5                                   276
           Class R6                                 5,167

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 11.38
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 11.43
           Class C                                $ 11.11
           Class R                                $ 11.40
           Class Y                                $ 11.56
           Investor Class                         $ 11.56
           Class R5                               $ 11.33
           Class R6                               $ 11.32

INVESCO GLOBAL OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                12


72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $     159
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                           $      11
           Class R                           $       2
           Class Y                           $      53
           Class R5                          $       0
           Class R6                          $       0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $  0.2143
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                           $  0.0703
           Class R                           $  0.1674
           Class Y                           $  0.2610
           Class R5                          $  0.2610
           Class R6                          $  0.2610

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 792
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                 187
           Class R                                  13
           Class Y                                  40
           Class R5                                  1
           Class R6                                  1

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $   13.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $   13.76
           Class R                           $   13.85
           Class Y                           $   13.94
           Class R5                          $   13.95
           Class R6                          $   13.94
                                             $1,575.00

INVESCO SELECT OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-6463
SERIES NO.:                13

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                          1,502
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class C                                            697
          Class R                                             14
          Class Y                                          1,925
          Class R5                                             1
          Class R6                                             1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                         $14.38
      2   Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class C                                         $14.13
          Class R                                         $14.30
          Class Y                                         $14.46
          Class R5                                        $14.47
          Class R6                                        $14.46